Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated August 10, 2000 included in the Form 10-K of The Estee Lauder Companies Inc. for the year ended June 30, 2000 and to all references to our Firm included in this Registration Statement.



                                                         /s/ ARTHUR ANDERSEN LLP

New York, New York
March 23, 2001